UNITED STATES  SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 7, 2015

Date of Report (Date of earliest event reported)

EVERGREEN-AGRA, INC.

(Exact name of registrant as specified in its charter)

Nevada		98-0460379
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

19800 MacArthur suite 300, Irvine CA, USA 92612

(Address of principal executive offices) (Zip Code)

604.764.7646

Registrant's telephone number, including area code

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

It is the Issuers contention that Mr. Chaddwick Mckeen of Newport Beach CA, misappropriated American shareholder and Public Company funds.

The Issuer is contacting the Federal Bureau of Investigation 11000 Wilshire Boulevard, Suite 1700, Los Angeles, CA 90024, regarding then CEO Chad McKeen. The issuer is forwarding the FBI its corporate accounts where Mr. McKeen was the only signatory. The Issuers council will be filing a claim against Mr. Chadd Mckeen for Tortious interference, Intentional Interference with Contractual Relations and Corporate Meddling specifically with regards to the Strategic Plans Pharma (SPP) contract causing damages .

October 9, 2014, the Issuer terminated Chaddwick Mckeen as the Company's Chief Executive Officer and as a member of the board of directors for cause and misappropriation of corporate funds.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly ca used this report to be signed on its behalf by the undersigned thereunto duly authorized.

Evergreen-Agra, Inc.

By /s/ Rene Hamouth

Date: April 7, 2015

Rene Hamouth

Chairman of the Board / Director